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                                                               [LOGO] Volkswagen
                                                                      Credit


                                                                     [LOGO]
                                                                      AUDI
                                                              Financial Services


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      Date of Report: October 20, 2000


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


         Delaware                       33-34266              38-2748796
         --------                       --------              ----------

 (State of Incorporation)       (Commission File Number)  (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550


                                       N/A
            -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended October 19, 2000, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Designation             Description             Method of Filing
         -----------             -----------             ----------------

         Exhibit 20        Report for the month ended    Filed with this report.
                           September 30, 2000
                           provided to Bank One, as
                           trustee under the
                           Volkswagen Credit Auto
                           Master Owner Trust, Series
                           2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Volkswagen Credit Auto Master Owner Trust



                                    By: Volkswagen Dealer Finance, LLC



                                    By:    /s/ Timothy J. Flaherty
                                        ----------------------------------------
                                               Timothy J. Flaherty